THE PRUDENTIAL SERIES FUND, INC.
                     SUPPLEMENT, DATED SEPTEMBER 7, 2000
                                   TO
                      PROSPECTUS, DATED APRIL 30, 2000


     The Prudential Series Fund's Equity Portfolio (the "Portfolio"), was formerly advised by the Prudential Investment Corporation ("PIC"), a Prudential subsidiary, d/b/a Prudential Global Asset Management ("PGAM"). Effective
September 7, 2000, Jennison Associates LLC ("Jennison"), also a Prudential subsidiary and a direct, wholly-owned subsidiary of PIC, will begin providing subadvisory services to the Portfolio. Effective August 24, 2000, Jeffrey Siegel, Bradley Goldberg and David Kiefer were named as co-managers of the Portfolio. Mr. Siegel has been an Executive Vice President of Jennison since June 1999. Previously he was at TIAA-CREF from 1988-1999, where he held positions as a portfolio manager and analyst. Prior to joining TIAA-CREF, Mr. Siegel was an analyst for Equitable Capital Management and held positions at Chase Manhattan Bank and First Fidelity Bank. Mr. Siegel earned a B.A. from Rutgers University. Mr. Goldberg, an Executive Vice President of Jennison, joined Jennison in 1974 where he also serves as Chairman of the Asset Allocation Committee. Prior to joining Jennison, he served as Vice President and Group Head in the Investment Research Division of Bankers Trust Company. He earned a B.S. from the University of Illinois and an M.B.A. from New York University. Mr. Goldberg holds a Chartered Financial Analyst (C.F.A.) designation. Mr. Kiefer has been a Senior Vice President of Jennison since August 2000. Previously, he was a Managing Director of PGAM and has been with Prudential since 1986. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. He holds a Chartered Financial Analyst (C.F.A.) designation.

     The Prudential Series Fund's Equity Income Portfolio (the "Portfolio"), was formerly advised by the Prudential Investment Corporation ("PIC"), a Prudential subsidiary, d/b/a Prudential Global Asset Management. Effective September 7, 2000, Jennison Associates LLC ("Jennison"), also a Prudential subsidiary and a direct, wholly-owned subsidiary of PIC, will begin providing subadvisory services to the Portfolio. The portfolio managers for the Portfolio will be Thomas Kolefas and Bradley Goldberg. Mr. Kolefas has been a Senior Vice President of Jennison since September 2000. Previously, he was a Managing Director and Senior Portfolio Manager of Prudential Global Asset Management. He joined Prudential in May 2000 from Loomis Sayles Co., L.P., where he headed the Large/Mid Cap Value Team. Prior to 1996, Mr. Kolefas was employed by Mackay Shields Financial as a portfolio manager for five years. Mr. Kolefas earned a B.S. and an M.B.A. from New York University and holds a Chartered Financial Analyst (C.F.A.) designation. Mr. Goldberg, an Executive Vice President of Jennison, joined Jennison in 1974 where he also serves as Chairman of the Asset Allocation Committee. Prior to joining Jennison, he served as Vice President and Group Head in the Investment Research Division of Bankers Trust Company. He earned a B.S. from the University of Illinois and an M.B.A. from New York University. Mr. Goldberg holds a Chartered Financial Analyst (C.F.A.) designation.

     Jennison is providing investment advisory services pursuant to an interim subadvisory contract. Shareholders will be asked to vote upon an ongoing
subadvisory   contract  with  Jennison  at  an  upcoming   special   meeting  of
shareholders. More details on this ongoing subadvisory contract will be presented in a proxy statement that will be delivered to shareholders.


PSFSUP 6A  Ed. 5/00